                                                                 EXHIBIT (99a)
                                                                 -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             SUBSCRIPTION AGREEMENT

                               in connection with

                          GOLF-TECHNOLOGY HOLDING, INC.


                                   Offering of
                              up to 2,000,000 Units
                         Offering Price - $2.10 per Unit



                                Placement Agent:

                          J. ROBBINS SECURITIES, L.L.C.
                           1345 AVENUE OF THE AMERICAS
                                   22ND FLOOR
                            NEW YORK, NEW YORK 10105


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 August 20, 1997

                               Page 5 of 58 Pages

                            SUBSCRIPTION AGREEMENT



NAME OF SUBSCRIBER:___________________________________________


NUMBER OF UNITS OFFERED: Up to Two Million (2,000,000) Units at an offering rice of $2.10 per Unit, with a minimum purchase of Ten Thousand (10,000) Units.


                    To:       GOLF-TECHNOLOGY HOLDING, INC.
                              13000 Sawgrass Village Circle, Suite 30
                              Ponte Vedra Beach, Florida   32082


IMPORTANT INSTRUCTIONS FOR COMPLETION:
-------------------------------------

1.      COMPLETE YOUR NAME ABOVE, CHECK THE APPROPRIATE BOX ON PAGE 3; and
                                                                       ---

2.      PROVIDE THE NUMBER OF UNITS TO BE PURCHASED AND ALL INFORMATION
                                                        ---
        REQUESTED ON PAGES 10 AND 11; and
                                      ---

3.      SIGN THE AGREEMENT IN THE APPROPRIATE PLACE ON PAGE 11; and
                                                                ---

4. MAKE YOUR CHECK PAYABLE TO "GOLF-TECH ESCROW ACCOUNT" OR REQUEST WIRING INSTRUCTIONS PURSUANT TO SECTION 1.3 BELOW; and
                                                    ---

5.      COMPLETE ALL INFORMATION ON PAGES 1-3 OF THE SUBSCRIBER SUITABILITY
                 ---
        QUESTIONNAIRE ATTACHED HERETO AS EXHIBIT A; and
                                         ---------  ---

6. DELIVER THE ORIGINAL SUBSCRIPTION AGREEMENT AND SUBSCRIBER SUITABILITY QUESTIONNAIRE ATTACHED HERETO AS EXHIBIT A AND CHECK OR WIRE
                                         ---------
        INSTRUCTIONS TO YOUR ACCOUNT REPRESENTATIVE FOR FORWARDING TO THE PLACEMENT AGENT'S MAIN OFFICE.

                               Page 6 of 58 Pages

                             SUBSCRIPTION AGREEMENT

      This Subscription Agreement (the "Agreement"), is executed by the undersigned (the "Subscriber") in connection with the offering (the "Offering") by Golf-Technology Holding, Inc., an Idaho Corporation (the "Company") of up to a maximum of two million (2,000,000) units (the "Units") of securities of the Company. Each Unit shall consist of one (1) share of common stock, par value $.001 per share (the "Common Stock"), of the Company and one (1) warrant (the "Warrant"), in the form attached hereto as Exhibit B, to purchase one (1) share
                                           ---------
of Common Stock. The Warrant shall be exercisable for a period of five (5) years after its issuance at an exercise price of $2.00 per share. The minimum aggregate number of Units which must be purchased in connection with the Offering is two hundred fifty thousand (250,000) Units, however, the Company and
J. Robbins Securities, L.L.C., a New York limited liability company (the "Placement Agent"), will jointly determine when and if closings are to be held (such date is referred to as a "Closing Date").


                                  SECTION 1.
                                  ----------

1.1   Subscription. The Subscriber, intending to be legally bound, hereby
      -------------
irrevocably subscribes for and agrees to purchase the number of Units, indicated on Page 10 hereof, on the terms and conditions described herein.

1.2   Purchase. The Subscriber understands and acknowledges that the purchase
      ---------
price to be remitted to the Company in exchange for the Units shall be Two Dollars and 10/100 Cents ($2.10) per Unit, and the minimum number of Units which may be purchased by an investor is Ten Thousand (10,000) Units. The Company may accept subscriptions for less than the minimum number of Units, so long as such subscriptions do not result in fractional Units.

1.3   Payment for Purchase. PAYMENT FOR THE UNITS SHALL BE BY WIRE TRANSFER OR
      ---------------------
CHECK PAYABLE TO: "Golf-Tech Escrow Account" and delivered to the Placement Agent for forwarding to the bank escrow agent, The Chase Manhattan Bank, together with an original executed copy of this agreement. Wire transfer instructions are available upon request from the Placement Agent.


                                  SECTION 2.
                                  ----------

2.   Acceptance or Rejection.
     ------------------------

     (a) The Subscriber understands and agrees that the Company reserves the right to reject this subscription for the Units in whole or in part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing Date, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber's subscription.


                              Page 7 of 58 Pages

     (b) In the event of rejection of this subscription, or in the event the sale of the Units is not consummated by the Company for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Subscriber, the Placement Agent or the Company relating to this subscription shall thereafter have no force or effect and the Placement Agent shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Placement Agent by the Subscriber in exchange for the Units.


                                  SECTION 3.
                                  ----------

3.   Subscriber Representations and Warranties. The Subscriber hereby
     ------------------------------------------
acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

     (a) The Subscriber is acquiring the Units for the Subscriber's own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Units. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units or underlying securities.

     (b) The Subscriber acknowledges the Subscriber's understanding that the offering and sale of the Units is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Subscriber represents and warrants to and agrees with the Company and its affiliates as follows:

         (i) The Subscriber realizes that the basis for the Regulation D exemption may not be present, if, notwithstanding such representations, the Subscriber has in mind merely acquiring Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intentions;

         (ii) The Subscriber has the financial ability to bear the economic risk of the Subscriber's investment, has adequate means for providing for the Subscriber's current needs and personal contingencies and has no need for liquidity with respect to the Subscriber's investment in the Company;

         (iii) The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. If other than an individual, the Subscriber also represents it has not been organized for the purpose of acquiring the Units.

                              Page 8 of 58 Pages

     (c) The Subscriber represents that the information in the Subscriber Suitability Questionnaire, attached hereto as Exhibit A, is accurate and true in
                                              ---------
all aspects and furthermore represents that (CHECK WHICHEVER IS APPLICABLE):

     [ ] (i)   The Subscriber is a natural person (a) whose net worth,
individually or jointly with his or her spouse, exceeds $1,000,000 (inclusive of the value of home, home furnishings and automobiles); or (b) whose personal income (inclusive of that of his or her spouse) exceeded $200,000 in 1995 and 1996 and who reasonably anticipates that his or her personal income will exceed $200,000 in 1997; or (c) whose joint net income with his or her spouse, exceeded $300,000 in 1995 and 1996 and who reasonably anticipates that his or her joint income will exceed $300,000 in 1997; or (d) who is a director or executive officer of the Company.

     [ ] (ii) The Subscriber is (a) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; (b) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (c) an insurance company as defined in Section 2(13) of the Securities Act; (d) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Act") or a business development company as defined in
Section 2(a)(48) of the Investment Act; (e) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; (f) any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000; (g) any employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974., as amended ("ERISA"), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or employee benefit plan that has total assets in excess of $5,000,000, or if a self-directed plan, the investment decisions are made solely by persons that are accredited investors; (h) a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; (i) any organization described in Section 501 (c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; (j) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person, as described in Rule 506(b)(2)(ii) promulgated under the Securities Act; or (k) an entity in which each of the equity owners is an accredited investor as defined in Rule 501(a) promulgated under the Securities Act.

     (d) The Subscriber and represents and warrants to the Company that the Subscriber:

         (i) Appreciates that the Company is a public company and accordingly no private placement memorandum or similar document has been made available

                              Page 9 of 58 Pages
     to potential investors. However, as a public company the following documents containing information concerning the Company have been publicly filed, pursuant to the Exchange Act, by the Company with the Securities and Exchange Commission (the "Commission"): (i) Form 10-KSB of the Company for the year ended December 31, 1996, (ii) Form 10-QSB of the Company for the fiscal quarter ended March 31, 1997, (iii) Form 10-QSB of the Company for the fiscal quarter ended June 30, 1997, and (iv) Form 8-K filed February 11, 1997 (collectively, the "Public Documents"). The Subscriber has reviewed the Public Documents and has reviewed the Risk Factors and description of the Use of Proceeds set forth below in Exhibit C attached
                                                           ---------
     hereto; and

         (ii) Has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from the Company or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Public Documents in order for the Subscriber to evaluate the merits and risks of purchase of the Units, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

         (iii) Has not been furnished with any oral representation or oral information in connection with the offering of the Units which is not contained in the Public Documents; and

         (iv) Has determined that the Units are a suitable investment for the Subscriber and that at this time the Subscriber could bear a complete loss of the Subscriber's investment; and

         (v) The Subscriber is not relying on the Company, or its affiliates with respect to economic considerations involved in this investment; and

         (vi) The Subscriber will not sell or otherwise transfer the Units or underlying securities without registration under the Securities Act or an exemption therefrom and fully understands and agrees that he must bear the economic risk of the Subscriber's purchase because, among other reasons, the Units and underlying securities have not been registered under the Securities Act or under the Securities laws of any state, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. The Subscriber also understands that, except as otherwise specified in the Registration Rights set forth on Exhibit D attached to this Agreement, and in the Warrant, the
                  ---------
     Company is under no obligation to register the Units and the underlying securities on the Subscriber's behalf or to assist the Subscriber in complying with any exemption from registration under the Securities Act. The Subscriber further understands that sales or transfers of the Units and the

                              Page 10 of 58 Pages
     underlying securities are further restricted by state securities laws and the provisions of this Agreement which must be executed by the Subscriber as a condition precedent to receiving securities of the Company; and

         (vii) No representations or warranties have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of any of it, other than the representations of the Company in this Agreement; and

         (viii) Any information which the Subscriber has heretofore furnished to the Company with respect to the Subscriber's financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information the Subscriber will immediately furnish such revised or corrected information to the Company; and

         (ix) The Subscriber understands and agrees that each Common Stock certificate and Warrant for the securities underlying the Units shall bear the following legend until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with a registration statement; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act:

         "THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."

         (x) The Subscriber understands that the Units and underlying securities are restricted securities and may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Units and underlying securities or an available exemption from registration under the Securities Act, the Common Stock and

                              Page 11 of 58 Pages

     Warrants underlying the Units must be held indefinitely. In particular, the Subscriber is aware that the Common Stock and Warrants underlying the Units and the underlying securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met; and

         (xi) The foregoing representations, warranties and agreements shall survive the Closing Date and acceptance by the Company of the Subscriber's subscription.

                                  SECTION 4.
                                  ----------

     The Company represents and warrants to the Subscriber as follows:

     4.1 Organization. Good Standing and Qualification. The Company is a
         ----------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Idaho and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company to its knowledge is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Commission which have not been disclosed in the Public Documents.

     4.2 Corporate Condition. There have been no material adverse changes
         --------------------
in the Company's financial condition or business since the date of the Public Documents which have not been disclosed to Subscriber in writing.

     4.3 Authorization. All corporate action on the part of the Company,
         --------------
its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Common Stock and Warrants being sold hereunder and the Common Stock issuable upon conversion of the Warrants have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

     4.4 Valid Issuance of Securities and Securities. The Common Stock and
         --------------------------------------------
Warrants, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Common Stock issuable upon conversion of the Securities when issued in accordance with the terms of the Certificate of Incorporation of the Company or Warrant shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber and any transferee of the Securities or Common Stock issuable upon conversion of the Securities, will be issued in compliance with all applicable U.S federal and state securities laws.

                             Page 12 of 58 Pages

     4.5 Current Public Information. The Company represents and warrants to the
         ---------------------------
Subscriber that the Company has a class of securities registered under Section 12(g) of the Exchange Act and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material).

     4.6 Selling Efforts in Regard to this Transaction. The Company represents
         ----------------------------------------------
and warrants that the Offering is not part of a plan or scheme to evade the registration provisions of the Act.

     4.7 No Conflicts. The execution and delivery of this Agreement and the
         -------------
consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other material payment or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

     4.8 Compliance with Laws. As of the date hereof, the conduct of the
         ---------------------
business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Units, including but not limited to the filing of all reports required to be filed in connection therewith with the Commission or any stock exchange or the NASDAQ Stock Market or any other regulatory authority.

     4.9 Litigation. Except as disclosed in the Company's Annual Report on
         -----------
Form 10-KSB, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

     4.10 Disclosures. There is no fact known to the Company (other than
          ------------
general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber that could reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company or could reasonably be expected to materially and adversely affect the ability of the Company to perform

                              Page 13 of 58 Pages
its obligations pursuant to this Subscription Agreement and the issuance of the Securities hereunder.


                                   SECTION 5.
                                   ----------

     5.1 Registration Rights. The Company hereby grants to the Subscriber the
         --------------------
registration rights set forth on Exhibit D attached hereto.
                                 ---------

     5.2 Indemnity. The Subscriber agrees to indemnify and hold harmless the
         ----------
Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

     5.3 Modification. Neither this Agreement nor any provisions hereof shall be
         -------------
waived, amended, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, amendment, modification, discharge or termination is sought.

     5.4 Notices. Any notice, demand or other communication which any party
         --------
hereto may be required, or may elect, to give to anyone interested hereunder shall be in writing and shall be deemed given when (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or
(b) delivered personally, to the other party hereto at their address set forth in this Agreement or such other address as a party hereto may request by notifying the other party hereto.

     5.5 Counterparts. This Agreement may be executed through the use of
         -------------
separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

     5.6 Binding Effect. Except as otherwise provided herein, this Agreement
         ---------------
shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

     5.7 Entire Agreement. The Exhibits attached hereto are hereby incorporated
         -----------------
herein by reference. This Agreement together with the Exhibits contains the entire agreement of the

                              Page 14 of 58 Pages
parties and there are no representations, covenants or other agreements except as stated or referred to herein.

     5.8 Assignability. This Agreement is not transferable or assignable by the
         --------------
Subscriber except as may be provided herein.

     5.9 Applicable Law. This Agreement shall be governed by and construed in
         ---------------
accordance with the laws of the State of New York.

     5.10 Amendments. The provisions of this Agreement may be amended at any
          -----------
time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the Subscribers currently holding fifty percent (50%) of the Registrable Shares (as defined in Exhibit D hereto) as of the date of such amendment or waiver.

     5.11 Neutral Gender. The use in this Agreement of words in the male, female
          ---------------
or neutral gender are for convenience only and shall affect or control any provisions of this Agreement.

     5.12 Captions. The Section headings contained in this Agreement are for
          ---------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


                    [remainder of page intentionally blank]

                              Page 15 of 58 Pages

A.         SUBSCRIPTION:
           -------------

No. Units                         X   $2.10 per Unit  =  $
          ---------------------                           ----------------------


B.    MANNER IN WHICH TITLE IS TO BE HELD  (Please check One):
      -----------------------------------                ---

1.    [_]  Individual                     7.    [_]  Trust/Estate/Pension or
                                                     Profit Sharing Plan, and
                                                     Date Opened: ______________

2.    [_]  Joint Tenants with Rights of   8.    [_]  As a Custodian for ________
                Survivorship                         ___________________________
                                                     UGMA ____________ (State)


3.    [_]  Community Property

4.    [_]  Tenants in Common              9.    [_]  Married with Separate
                                                     Property
5.    [_]  Corporation/Partnership
                                          10.   [_]  Keogh
6.    [_]  IRA
                                          11.   [_]  Tenants by the Entirety

12.   Other____________________________________________________________________

                              Page 16 of 58 Pages

C.    TITLE:
      ------

      PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE UNITS ARE TO BE HELD:
        -----------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

      IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the _______ day of _________________________, 1997.


Signature:                                Signature:
           ------------------------------            --------------------------
Name:                                     Name:
      ---------------------------------         -------------------------------
Title (if applicable)
                     ----------------------------------------------------------


Street Address:
               ----------------------------------------------------------------
City:                                State:                    Zip:
      --------------------------            -----------------       -----------
Telephone: (       )
            -------  -------------------------------------
Social Security or Federal Tax ID No.:
                                      -----------------------------------------


                      ***DO NOT WRITE BELOW DOTTED LINE***
--------------------------------------------------------------------------------


ACCEPTED ON BEHALF OF THE COMPANY:

GOLF-TECHNOLOGY HOLDING, INC.



By:                                           No. of Units:
   ----------------------------------                      ------------------
     Name:  Ernest R. Vadersen                $ Per Unit:      2.10
     Title: President                                    --------------------
                                              Total $:
                                                      -----------------------
                              Page 17 of 58 Pages

                                                                       EXHIBIT A
                                                                       ---------


                      SUBSCRIBER SUITABILITY QUESTIONNAIRE

(PLEASE ANSWER ALL QUESTIONS COMPLETELY AND ACCURATELY)
-------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
Street Address:
               -----------------------------------------------------------------
City:                                                   State:
     --------------------------------------------------       ------------------
State of Domicile (or registration, if a business):
                                                   -----------------------------
Telephone:
          ----------------------------------------------------------------------
Social Security or Federal Tax ID No.:
                                      ------------------------------------------
Age:                               Occupation:
    ------------------------------                ------------------------------
Name of Employer:
                 ---------------------------------------------------------------
Employer's Business:
                    ------------------------------------------------------------
Job Title and Duties:
                     -----------------------------------------------------------
Annual Salary:
1995                     1996                  1997 (projected)
    --------------           --------------                    -----------------

Total Annual Income (all sources including salary):

1995                     1996                  1997 (projected)
    --------------           --------------                    -----------------

Other Prior Employment or Business Activities Within Last Five Years:
                                                                     -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Page 18 of 58 Pages

Education and Professional Background:
                                      ------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Previous Investment Experience in Other Private Placements during last Five
Years:

Name of Company       Year          Type of Business          Amount Invested
---------------       ----          ----------------          ---------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How Have you Evaluated This Investment? (please initial next to which one
                                                -------
applies)

____ I have evaluated this investment myself, and I have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this investment.

____ I have had ________________________, who is an accountant, investment adviser, attorney or other consultant with the firm of _______________________,
which has an address at _________________________, telephone (   ) ___________
review this investment.

Required Additional Information for Subscribers that are Corporations,
----------------------------------------------------------------------
Partnership, Trusts or other Business Entities:
-----------------------------------------------

Date of Organization:
                     -----------------------------------------------------------
Business Purposes:
                  --------------------------------------------------------------

Form of Business Organization (check which applied):

                              Page 19 of 58 Pages

Corporation______      General Partnership______       Limited Partnership______

Limited Liability Company______          Limited Liability Partnership______

Trust______         Joint Venture______       Other (describe)__________________

Is Business Organization Actively Engaged
in Conduct of Trade or Business?                   Yes____            No____


List Below (as applied to your business entity) all officers, General Partnership, Trustees, Managing Members, Managing Partners, Managing Joint Ventureres, etc.:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Please Prove the Following Documents concerning Your Business Ventureres, etc.:

   Corporation:  Copy of Articles of Incorporation.
   General Partnership:  Partnership Agreement.
   Limited Partnership:  Partnership Agreement.
   Limited Liability Company:  Articles of Organization.
   Limited Liability Partnership:  Resignation of Limited Liability Partnership.
   Trust:  Trust Indenture.
   Joint Venture:  Joint Venture Agreement.
   Other:  Written Agreement concerning ownership, organization and operation.

                              Page 20 of 58 Pages

                                                                       EXHIBIT B
                                                                       ---------

                                 FORM OF WARRANT

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAWS AND NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 2 OF THIS WARRANT.

                                     WARRANT
                           to Purchase Common Stock of
                          GOLF-TECHNOLOGY HOLDING, INC.

           This Warrant certifies that ______________________, or registered and permitted assigns (the "Holder"), is entitled to, subject to the terms set forth below, subscribe for and purchase from GOLF-TECHNOLOGY HOLDING, INC., an Idaho corporation (the "Company"),___ (_) duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock, $.001 par value per share (the common stock, including any stock into which it may be changed, reclassified, or converted, and as it may be adjusted pursuant to Section 4(A) below, is herein referred to as the "Common Stock"). This Warrant is one of a class of Warrants (the "Unit Warrants") issued pursuant to that certain Subscription Agreement (the "Agreement"), dated August 20, 1997, by and among the Company and the Subscriber (as defined therein) entitling the holders thereof to purchase a maximum of 2,000,000 shares of Common Stock.

           This Warrant is subject to the following provisions, terms and conditions:

Section 1. Exercise of Warrant.
           -------------------

           To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at its principal office in Ponte Vedra Beach, Florida (a) a written notice, in substantially the form of the Exercise Notice appearing at the end of this Warrant, of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased,
(b) cash or a certified check payable to the Company, or such other consideration as determined in accordance with Section 2(C) below, in an amount equal to the aggregate purchase price of the number of shares of Common Stock being purchased, and (c) this Warrant. The Company shall as promptly as practicable, and in any event within 15 days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a stock certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice. The stock certificate or certificates so delivered shall be in such denominations as may be specified in such notice and shall be issued in the name of the Holder or such other name as shall be designated in such notice. Such stock certificate or certificates shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares immediately prior to the close of business on the date such notice is received by the Company as aforesaid. If this Warrant shall

                              Page 21 of 58 Pages
have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of such stock certificates and new Warrants, except that, in case such stock certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificates or new Warrants shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

           All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the Common Stock is then listed on a national securities exchange or quoted on an automated quotation system, shall be duly listed or quoted thereon.

           The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock, but, in lieu thereof, shall pay to the Holder cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a share) of the purchase price of one share of Common Stock as of the date of receipt by the Company of notice of exercise of this Warrant.

Section 2.  Terms and Conditions of Warrants.
            --------------------------------

           (A) Exercise Period. Each Warrant shall be exercisable at any time on or after the date hereof, and shall expire at 5:00 p.m., New York City time, on the fifth anniversary of the date hereof (the "Expiration Date").

           (B) Purchase Price. The purchase price per share of Common Stock shall be $2.00.

           (C) Payment of Purchase Price upon Exercise. The purchase price of the Common Stock as to which a Warrant is exercised shall be paid to the Company at the time of exercise either in currently available funds.

           (D) Transferability and Exercise of Warrants. This Warrant shall be exercisable or convertible (a) only under circumstances such that the issue of Common Stock issuable upon such exercise or conversion is exempt from the requirements of registration under the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities law or (b) upon registration of such Common Stock in compliance therewith. This Warrant shall only be transferable (i) in accordance with or as otherwise specifically permitted by the provisions of the Agreement and (ii) under circumstances such that the transfer is exempt from the requirements of registration under the 1933 Act and any applicable state securities law. By acceptance hereof, the Holder agrees to comply with such laws.

                              Page 22 of 58 Pages

           (E) Investment Representation. The Holder, by acceptance hereof, (i) hereby represents that he or she is an "Accredited Investor" under Rule 501(a) of Regulation D promulgated under Section 4(2) of the 1933 Act, and (ii) acknowledges that this Warrant and, to the extent not registered under the 1933 Act, any Common Stock purchased or acquired pursuant hereto is being or will be acquired solely for the Holder's own account and not as a nominee for any other party, and with a current investment intent and not with a view to distribution thereof. The Holder (or any person acting under Sections 2(D) above) shall deliver to the Company, at the time of any exercise of this Warrant or portion thereof, a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof, and, if applicable, that he or she is the original Holder of this Warrant. Delivery of such representation prior to the delivery of any Common Stock issued upon exercise of a Warrant and prior to the expiration of the Warrant period shall be a condition precedent to the right of the Holder or such other person to purchase any Common Stock. In the event certificates for Common Stock are delivered upon the exercise of this Warrant with respect to which such an investment representation has been obtained, the Company may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

Section 3. Transfer, Division and Combination.
           ----------------------------------

           The Company agrees to maintain at its principal office in Ponte Vedra Beach, Florida, books for the registration and transfer of this Warrant, and, subject to the provisions of Section 2(D) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, on such books at such office, upon surrender of this Warrant at such office, together with a written assignment of this Warrant duly executed by the Holder or his agent or attorney and funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. A Warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued. All of the provisions of this Section 3 are subject to the provisions of Sections 2(D) above.

Section 4.  General Provisions
            ------------------

           (A) Certain Adjustments. In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares subject to this Warrant and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Company may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Holder hereunder. Any adjustment of this Warrant pursuant to this Section 4(A) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Internal Revenue Code of 1986, as amended from time to time, unless the Holder shall agree otherwise. The Company shall give notice to the Holder of any adjustment

                              Page 23 of 58 Pages
made pursuant to this Section 4(A) and, upon notice, such adjustment shall be effective and binding for all purposes under this Warrant.

           (B) Successor Company. The obligations of the Company under this Warrant shall be binding upon any successor Company or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor Company or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provision for the preservation of Holder's rights under this Warrant in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

           (C) Taxes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to this Warrant, including, but not limited to (i) deducting the amount required to be withheld from any other amount then or thereafter payable to the Holder, and
(ii) requiring the Holder to pay to the Company the amount required to be withheld as a condition of releasing Common Stock. In addition, subject to such rules and regulations as the Company shall from time to time establish, the Holder shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the issuance of Common Stock at a rate up to the Holder's maximum marginal tax rate with respect to each such tax by (i) irrevocably electing to have the Company deduct from the number of shares Common Stock otherwise deliverable upon exercise of a Warrant such number of shares of Common Stock as shall have a value equal to the amount of tax to be withheld, (ii) delivering to the Company such portion of the Common Stock delivered upon exercise of the Warrant as shall have a value equal to the amount of tax to be withheld, or
(iii) delivering to the Company such Common Stock or combination of Common Stock and cash as shall have a value equal to the amount of tax to be withheld.

           (D) General Creditor Status. The Holder shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations hereunder. Nothing contained herein, and no action taken pursuant hereto, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Holder or any other person. To the extent that any person or entity acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth herein.

Section 5. Covenant to Reserve Shares of Common Stock.
           ------------------------------------------

           The Company covenants and agrees that it will at all times reserve and set apart and have, free from preemptive rights, a number of shares of authorized but unissued Common Stock, or other stock or securities deliverable pursuant to this Warrant, sufficient to enable it at any time to fulfill all its obligations hereunder.

                              Page 24 of 58 Pages

Section 6.   Notices.
             -------

        In the event that:

             (a) the Company proposes to pay any dividend payable in stock (of any class or classes) or any obligations or stock convertible into or exchangeable for shares of Common Stock upon its Common Stock or make any distribution (other than ordinary cash dividends) to the holders of its Common Stock;

             (b) the Company proposes to grant to the holders of its Common Stock generally any rights or warrants (excluding any warrants granted to any employee, director, officer, contractor or consultant of the Company pursuant to any plan approved by the Board of Directors of the Company);

             (c) the Company proposes to effect any capital reorganization or reclassification of capital stock of the Company;

             (d) the Company proposes to consolidate with, or merge into, any other Company or to transfer its property as an entirety or substantially as an entirety; or

             (e) the Company proposes to effect the liquidation, dissolution or winding up of the Company,

then the Company shall cause notice of any such intended action to be given to the holder of this Warrant not less than 30 days before the date on which the transfer books of the Company shall close or a record shall be taken for such stock dividend, distribution or granting of rights or Warrants, or the date when such capital reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

        Any notice or other document required or permitted to be given or delivered to the holder of this Warrant shall be delivered by facsimile transmission, reliable courier or first-class mail postage prepaid to the holder of this Warrant at the last address shown on the books of the Company maintained for the registry and transfer of this Warrant. Any notice or other document required or permitted to be given or delivered to holders of record of Common Stock issued pursuant to this Warrant shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to such holder at such holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered by facsimile transmission, reliable courier or first-class mail postage prepaid to the principal office of the Company in Ponte Vedra Beach, Florida, or delivered to the office of one of the Company's executive officers at such address, or such other address as shall have been furnished by the Company to the holders of record of this Warrant and the holders of record of such Common Stock.

                              Page 25 of 58 Pages

Section 7.   Limitation of Liability; Not Shareholders.
             -----------------------------------------

        No provision of this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as shareholders of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

Section 8.   Loss, Destruction, etc., of Warrant.
             -----------------------------------

           Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

Section 9.   Registration Rights.
             -------------------

             As used in this Section 9, the term "Registrable Stock" shall mean
(i) all shares of Common Stock that may be issued upon exercise of this Warrant (and all shares of Common Stock that may thereafter be issued in respect of such Warrant) that is from time to time outstanding.

             References in this Warrant to rules, regulations and forms promulgated by the Securities and Exchange Commission shall include rules, regulations and forms succeeding to the functions thereof, whether or not bearing the same designation.

             The rights and obligations of the Company and the Holder with respect to the Registrable Stock are set forth in Exhibit D to the Agreement, dated the date hereof, between the Company and the Holder, and incorporated herein by reference.

Section 10.  Amendments.
             ----------

             Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally or in writing, provided that any term of this Warrant may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the holders of the Unit Warrants that are exercisable for a number of shares of Common Stock that represent in the aggregate at least a majority of the total number of shares of Common Stock for

                              Page 26 of 58 Pages
which all of the Unit Warrants are then exercisable (whether or not the holder of this Warrant consents).

Section 11.  Governing Law and Consent to Jurisdiction.
             -----------------------------------------

       This Warrant shall be governed by the laws of the State of New York without regard to its conflict of laws principles or rules. This Warrant shall be deemed to have been executed and delivered at and shall be deemed to have been made in New York, New York.

       Any legal action, suit or proceeding arising out of or relating to this Warrant may only be instituted in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and the Company agrees not to assert, by way of motion, as a defense or otherwise, in any action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that the action, suit or proceeding if brought in such courts, would be an inconvenient forum, that the venue of the action, suit or proceeding, if brought in any of such courts, is improper or that this Agreement or the subject matter may not be enforced in or by such courts on jurisdictional grounds.

Section 12.  Captions.
             --------

        The Section headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.







                     [remainder of page intentionally blank]


                              Page 27 of 58 Pages

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer.


Dated:  August ___, 1997



                                                 GOLF-TECHNOLOGY HOLDING, INC.



                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                              Page 28 of 58 Pages

                                EXERCISE NOTICE

        The undersigned, the Holder, hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder, ____________ shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor of $_________ cash and/or by cancellation of $__________ of indebtedness of the Company to the Holder hereof and requests that, subject to the terms and conditions of the Warrant, certificates for such shares (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to ______________________ whose address is _______________________________________, and whose social security or employer identification number is ____________.

        The undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon this exercise, the undersigned is acquiring such Common Stock for the Holder's own account and not as a nominee for any other party, for investment and not with a view to distribution thereof and that the certificate or certificates representing such Common Stock may bear a legend substantially as follows:

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. UNLESS THEY ARE SOLD PURSUANT TO RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT, THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

        In addition, the undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon this exercise, stop transfer instructions will be entered on the Company's stock transfer records with respect to Common Stock issued upon this exercise.


Dated:                                                --------------------------
                                                      Signature guaranteed:


                              Page 29 of 58 Pages

                                                                       EXHIBIT C
                                                                       ---------

                                  RISK FACTORS


        The securities offered hereby are speculative, involve a high degree of risk, and should not be purchased by investors who cannot afford the loss of their entire investment. Each prospective investor should carefully consider the following significant risk factors inherent in and affecting the business of the Company and this Offering, as well as the other information set forth in the Agreement and in the Public Documents. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Subscription Agreement (the "Agreement").

Limited Operating History and Results: History of Losses

        The Company's current operations began in August 1993, and therefore the Company has a limited operating history. For the year ended December 31, 1996 the Company had a net loss equal to approximately $5,584,000. For the six months period ended June 30, 1997, the Company had a net loss equal to approximately $796,000. There can be no assurance that the Company will be able to achieve profitable operations in the future.

New Product Introduction

        The Company's success will depend, in part, upon its ability to introduce innovative golf clubs, and there can be no assurance of the Company's ability to do so. Innovative designs are often not successful, and successful product designs are often rendered obsolete by new product introductions. In addition, outside consultants and representatives of components and material suppliers who often collaborate on new products are not restricted from providing consulting or other services to competing golf club manufacturers who can then design products which have already received market acceptance. The design of new golf clubs is also greatly influenced by rules and interpretations of the USGA ("USGA"). Although the golf equipment standards established by the USGA generally apply only to competitive events sanctioned by that organization, it has become critical for designers of new clubs to assure compliance with USGA standards. Although the Company believes that all its clubs comply with USGA standards, no assurance can be given that any new products will receive USGA approval or that existing USGA standards will not be altered in ways that adversely affect the sales of the Company's products.

Dependence Upon Key Personnel

        The Company is dependent upon the skills of its President, Chairman of the Board of Directors, Chief Executive Officer and Treasurer, Ernest R. Vadersen. There is strong competition for qualified personnel in the golf club industry, and the loss of Mr. Vadersen's services or an inability to attract, retain and motivate other key personnel could adversely affect the Company's business. There can be no assurance that the Company will be able to retain its

                              Page 30 of 58 Pages
other existing key personnel or to attract additional qualified personnel. The Company has entered into an employment agreement with Mr. Vadersen through May 1999.

Possible Need for Additional Financing

        The Company has limited resources and is dependent on the proceeds of its equity securities offerings or other financing to implement its plan of operation, which plan of operation assumes, among other things, a significant increase in revenues from new and existing products over the next 24 months. There can be no assurance, however, that such increase in revenues will in fact be achieved. The Company believes that it has sufficient working capital to meet its needs for the next 3 to 12 months (depending on the number of Units sold). However, additional working capital may be required if sales are lower than anticipated, the Company experiences delays in bringing products to market or experiences other unanticipated delays. Additional financing may be necessary to expand the business in the future. No assurance can be given that such funds will be available or, if available, will be on commercially reasonable terms satisfactory to the Company. In the event such funds are not available, the Company may be forced to curtail operations, or, in an extreme situation, cease operations.

Limited Market for Products; Competition

        The Company's products are marketed to the premium-priced segment of the golf equipment market, and consequently, the market for such products may be limited. In addition, the market for premium-priced golf clubs is highly competitive and a number of established companies compete in this market, many of which have greater financial and other resources than the Company. Many purchasers of premium-priced golf clubs desire golf clubs that feature the latest technological innovations and cosmetic designs, and their purchases are often the result of highly subjective preferences which can be influenced by many factors, including, among others, advertising, media and product endorsement. The Company could therefore face substantial competition from new or existing competitors that introduce and successfully promote golf clubs which are perceived by purchasers to offer advantages over the Company's products.

Uncertainty of Widespread Market Acceptance of New Products

        The Company has completed the development of a full set of ten irons. Distribution of the irons is expected to begin in late 1997. As is typical with new products, demand and market acceptance for the Company's new products is subject to a high level of uncertainty. Achieving widespread acceptance of the new products will require substantial marketing efforts and the expenditure of significant funds to create brand recognition and customer demand for such products. There can be no assurance that adequate marketing arrangements will be made for such products. Moreover, there can be no assurance that these products will ever achieve widespread market acceptance or increased sales or that the sale of such products will be profitable.

                              Page 31 of 58 Pages

Seasonality and Quarterly Fluctuations

        Golf is primarily a warm weather sport. The Company anticipates that sales of its products and therefore its quarterly results will fluctuate due to seasonality of market demand.

Discretionary Consumer Spending

        Sales of golf equipment have historically been dependent on discretionary consumer spending, which may be affected by general economic conditions. A decrease in consumer spending on golf equipment would have material adverse effect on the Company's business and operating results.

Sources of Supply

        The Company relies on a limited number of suppliers for materials. While management believes that alternatives sources of supplies either exist or could be developed, in the event that it should lose its present sources of supply for these materials and components, or experience delays in receiving delivery from such sources, the Company would sustain at least temporary shortages of materials and components, which could have a material adverse effect on the Company's results of operations.

Outstanding Warrants, Options and Convertible Preferred Stock; Potential Adverse Effect on Market price of Common Stock

        Prior to this Offering, outstanding securities of the Company are set forth in the Public Documents. Additionally, the Company has reserved an adequate number of shares of Common Stock for issuance upon exercise of the outstanding warrants and options previously outstanding, the Warrants being issued pursuant to this Offering, the conversion of the Company's Series A Preferred Stock, the conversion of the Company's Series B Preferred Stock, the conversion of the Company's Series C Preferred Stock and the exchange of shares of Golf-Tec Holding, Inc., a predecessor to the Company, for shares of Common Stock. To the extent that outstanding options and warrants are exercised or shares of Preferred Stock are converted, dilution of the percentage ownership of the Company's stockholders will occur, and any sales in the public market of the Common Stock underlying such options, warrants and Preferred Stock may adversely affect prevailing market prices for the Common Stock. Moreover, the terms upon which the Company will be able to obtain additional equity capital may be adversely affected since the holders of outstanding options and warrants can be expected to exercise them at a time when the Company would, in all likelihood, be able to obtain any needed capital on terms more favorable to the Company than those provided in the outstanding options and warrants.

Dividend Payments

        The Company has not paid any dividends on its Common Stock since its inception and does not contemplate or anticipate paying any dividends on its Common Stock in the foreseeable future.

                              Page 32 of 58 Pages

Decree of Permanent Injunction

        In February 1968, a Decree of Permanent Injunction was filed against the Company prohibiting the Company from offering or selling shares of its Common Stock or any other securities unless such securities were first registered with the SEC or exempt from such registration. This injunction stemmed from the disposition of shares, between 1963 and 1968, by two of the Company's incorporators without registration under the Securities Act or exemption therefrom. The Company believes that this injunction will not have an effect on this Offering as this Offering is being made in compliance with the terms of the Securities Act.

Litigation

        The Company is involved from time to time in litigation incidental to its business. Such litigation can be expensive and time consuming to prosecute or defend and could have the effect of causing the Company's customers to delay or cancel purchase orders until such lawsuits are resolved. Although the Company believes that none of its pending litigation matters, individually or in the aggregate, will have a material adverse effect on the Company's operating results or financial condition, there can be no assurance of this.

Authorization and Discretionary Issuance of Preferred Stock

        The Company's Certificate of Incorporation authorizes the issuance of "blank check" Preferred Stock with such designations, rights and preferences as may be determined from time to time by the Board of Directors. Accordingly, the Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of the Company's Common Stock. In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. Although the Company has no present intention to issue any additional shares of its Preferred Stock, there can be no assurance that the Company will not do so in the future.

Broad Discretion in Application of Proceeds

        The Company intends to use all of the net proceeds for working capital and other general corporate purposes. Accordingly, the Company will have broad discretion as to the application of such proceeds. See "Use of Proceeds."

Limited Transferability of Units; Lack of Trading Market

        Purchasers of the Units offered hereby must be aware of the long-term nature of their investment and be able to bear the economic risks of their investment for an indefinite period of time. No trading market exists for the Units being offered hereby and such Units have not been registered under the Securities Act or the securities laws of any state in reliance upon exemptions for private offerings and are considered "restricted securities" under the Securities Act and

                              Page 33 of 58 Pages
applicable state securities laws or are exempt from such registration requirements and will bear legends to that effect. The right of any purchaser to sell, transfer, pledge or otherwise dispose of the Shares will be limited by the Securities Act and state securities laws and the regulations promulgated thereunder. Consequently, a holder of Units may be not be able to liquidate their investment. Moreover, there can be no assurance that any registration statement covering such securities will become effective.

Arbitrary Offering Price of Units

           The offering price of the Units has been determined by the Company and does not bear any relationship to the Company's assets, book value, potential earnings or any other recognized criteria of value. There can be no assurance that investors in this Offering will ever realize a profit.

                                USE OF PROCEEDS

           The Company estimates that the net proceeds of this Offering, after deducting expenses, will be approximately $450,000 if the minimum number of Units are sold and $3,500,000 if the maximum number of Units are sold. The Company intends to use the net proceeds of this Offering for working capital and general corporate purposes.

           The Company anticipates, based on currently proposed plans and assumptions relating to its operations, that the proceeds of this Offering together with projected cash flow from operations, will provide sufficient working capital to meet the Company's needs for the next 3 to 12 months (depending on the number of Units sold). In the event that the Company's plans change or its assumptions change or prove to be inaccurate or cash flow proves to be insufficient to fund the Company's operations (due to unanticipated expenses, delays, problems, difficulties or otherwise), the Company would be required to seek additional financing sooner than anticipated. The Company has no current arrangements with respect to, or sources of, additional financing, and it is not anticipated that existing stockholders will provide any portion of the Company's future financing requirements. There can be no assurance that the Company will achieve cash flow from operations sufficient to satisfy its working capital requirements, or at all, or that additional financing will be available to the Company on commercially reasonable terms, or at all.

           The amount of the net proceeds that will be invested in particular areas of the Company's business from working capital will depend upon future economic conditions and business opportunities. To the extent that the Company continues to incur losses from operations, such losses will be funded from the Company's working capital, including the net process of this Offering. In such event, the amount available for use in the expansion of these various aspects of the Company's business will be reduced by amounts expended in the course of day-to-day operations.

           The Company may determine, depending upon the opportunities available to it, to seek additional debt or equity financing to fund the cost of continuing expansion. To the extent that

                              Page 34 of 58 Pages
the Company finances such expansion with a combination of cash and equity securities, any such issuance of equity securities would result in dilution to the interest of the company's stockholders. Additionally, to the extent that the Company incurs indebtedness or issues debt securities in connection with such expansion, the Company will be subject to risks associated with incurring substantial indebtedness, including the risks that interest rates may fluctuate and cash flow may be insufficient to pay principal and interest on any such indebtedness.

           Pending application of the proceeds from the Offering in the manner described above, the Company may make temporary investment of such funds in certificates of deposits, U.S. Government obligations of similar minimum risk investment.

                              Page 35 of 58 Pages

                                                                       EXHIBIT D
                                                                       ---------

                               REGISTRATION RIGHTS
                               -------------------

           1.   Certain Definitions. Capitalized terms used and not defined
                -------------------
herein shall have the meanings ascribed to them in the Subscription Agreement (the "Agreement"). As used in this Exhibit, the following terms shall have the following respective meanings:

           "Registrable Shares" shall mean (i) any Common Stock of the Company issued pursuant to the Agreement or issuable in respect of the Warrants, and
(ii) or upon any stock split, stock dividend, recapitalization or similar event; provided, however, that Registrable Shares or other securities shall no longer be treated as Registrable Shares if (A) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon consummation of such sale or (C) all such Registrable Shares are available for sale under the Securities Act (including Rule 144(k)), in the opinion of counsel to the Company, without compliance with the registration and prospectus delivery requirements of the Securities Act and without compliance with the volume and manner of sale restrictions of Rule 144, so that all transfer restrictions and restrictive legends with respect thereto may be removed upon the consummation of such sale.

           The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

           "Registration Expenses" shall mean all expense incurred by the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements (not to exceed $20,000) of one counsel for all the selling holders of Registrable Shares for a limited "due diligence" examination of the Company, and the reasonable expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company, and excluding all underwriting discounts and selling commissions applicable to the sale of the Registrable Shares).

           "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Shares and all fees and disbursements of one counsel for the selling holders of Registrable Shares (other than the fees disbursements of such counsel included in Registration Expenses).

           2.   Incidental Registration Under Securities Act of 1933.
                ----------------------------------------------------

           (a) The Company agrees that if, at any time and, from time to time (during the date of this Agreement and ending on the second anniversary date of this Agreement), the Board of

                              Page 36 of 58 Pages

Directors of the Company shall authorize the filing of a registration statement other than a registration statement on Form S-4 or S-8 (any such registration statement being sometimes hereinafter called a "Company Initiated Registration Statement") under the Act in connection with the proposed offer of any of its securities by it or any of its shareholders, the Company will (i) promptly notify the Subscribers and all of their permitted transferees, if any, that such Company Initiated Registration Statement will be filed and that the Registrable Shares which are then held, and/or which may be acquired upon the exercise of the Warrants, by the Subscribers, or their permitted transferees, and such Subscribers, or their permitted transferees, will be included in such Company Initiated Registration Statement at the Subscribers', or their permitted transferees' request, (ii) cause such Company Initiated Registration Statement to cover all Registrable Shares which it has been so requested to include, (iii) cause such Company Initiated Registration Statement to become effective as soon as practicable and to remain effective and current for a minimum period of one hundred eighty (180) days, and (iv) take all other action necessary under any federal or state law or regulation of any governmental authority to permit all Registrable Shares which it has been so requested to include in such Company Initiated Registration Statement to be sold or otherwise disposed of and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period such registration statement remains effective (such period being a minimum of one hundred eighty (180) days). If the registration of which the Company gives notice is a firmly underwritten registered public offering, the Company shall so advise the Subscribers, and their permitted transferees, as part of the written notice given pursuant to this Section 2(a). In such event, notwithstanding any other provision of this
Section 2(a), if the underwriter of such public offering determines in its reasonable discretion that marketing factors require the limitation of the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude some or all of the Registrable Shares from such registration and underwriting. The Company shall so advise all Subscribers, and their permitted transferees, shall allocate the securities to be included in such offering in the following manner. The Company may exclude shares of all Subscribers, and their permitted transferees, of registration rights without any exclusion of shares offered by the Company, provided that no securities other than securities offered by the Company are included in such registration. In the event of any exclusion of shares held by holders of registration rights, the securities of the Company (other than the Registrable Shares) issued subsequent the date hereof (whether or not such securities are entitled to registration rights) shall be excluded first to the extent required by such limitation and, if a limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all Subscribers, and their permitted transferees, and all holders of shares of Common Stock (or securities that are convertible into or exchangeable for shares of Common Stock) that were issued and outstanding prior to the date hereof and which shares of Common Stock (including shares of Common Stock issuable upon conversion or exchange of such convertible securities) the Company is contractually obligated or otherwise desires, at the request of such holders, to include in such registration ("Prior Shares") in proportion, as nearly as practicable, to the respective number of Registrable Shares held or purchasable by such Subscribers, and their permitted transferees, and the respective number of Prior Shares, each determined at the time of the notice referred to in this Section 2(a).

           (b) Whenever the Company is required pursuant to the provisions of this Section 2 to include Registrable Shares in a registration statement, the Company shall (i) furnish each

                              Page 37 of 58 Pages

Subscribers of any such Registrable Shares and each underwriter of such Registrable Shares with such copies of the prospectus, including the preliminary prospects, conforming to the Act (and such other documents as each such Subscribers or each such underwriter may reasonably request) in order to facilitate the sale or distribution of the Registrable Shares, (ii) use its best efforts to register or qualify such Registrable Shares under the blue sky laws (to the extent applicable) of such jurisdiction or jurisdictions as the Subscribers, or their permitted transferees, of any such Registrable Shares and each underwriter of Registrable Shares being sold by Subscribers, or their permitted transferees, shall reasonably request, and (iii) take such other actions as may be reasonably necessary or advisable to enable such Subscribers, or their permitted transferees, and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Subscribers, or their permitted transferees, shall have reasonably requested that the Registrable Shares be sold.

           (c) The parties hereto, hereby acknowledge and agree that the registration rights granted to the Subscribers pursuant to Section 2 of this Agreement are subordinate to the "piggyback" registration rights of Third World Investments, Ltd. ("Third World") granted by the Company to Third World pursuant to that certain Warrant for the Purchase of Shares of Common Stock, issued on May 21, 1996, for 500,000 shares, by the Company to Third World.

           3.   Expenses of Registration. The Company shall bear all
                ------------------------
Registration Expenses incurred in connection with any registration, qualification or compliance of the Registrable Shares pursuant to this Agreement. All Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

           4.   Registration Procedures. Pursuant to this Agreement, the Company
                -----------------------
will keep each holder of Registrable Shares advised in writing as to the initiation of a registration under this Agreement and as to the completion thereof. At its expense, the Company will:

                (a) Use reasonable efforts to keep such registration effective for a period of one hundred eighty (180) days or until the holder or holders of Registrable Shares have completed the distribution described in the registration statement relating thereto or until the securities registered cease to be Registrable Shares, whichever first occurs;

                (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement; and

                (c) Furnish such number of prospectuses and other documents incidental thereto, including any amendment of or supplement to the prospectus, as a holder of Registrable Shares from time to time may reasonably request.

                              Page 38 of 58 Pages

           5.   Indemnification.
                ---------------

                (a) The Company will indemnify each holder of Registrable Shares, each of its officers, directors and each person controlling such holder of Registrable Shares, with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, or other document incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company in connection with any such registration and will reimburse each such holder of Registrable Shares, each of its officers, directors and partners, and each person controlling such holder of Registrable Shares, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained in this Section 5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company; and provided further that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder of Registrable Shares or underwriter and stated to be specifically for use therein. The foregoing indemnity agreement is further subject to the condition that insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of the foregoing indemnified parties if copies of a final prospectus correcting the misstatement, or alleged misstatement, omission or alleged omission upon which such loss, liability, claim or damage is based is timely delivered to such indemnified party and a copy thereof was not furnished to the person asserting the loss, liability, claim or damage.

                (b) Each holder of Registrable Shares, severally and not jointly, will, if Registrable Shares held by it are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such holder of Registrable Shares and each of its officers, directors and partners, and each person controlling such holder of Registrable Shares, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact relating to such holder contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein relating to such holder or necessary to make the statements therein relating to such holder not misleading or any violation by such holder of any rule or regulation promulgated under the Securities Act applicable to such holder and

                              Page 39 of 58 Pages
relating to action or inaction required of such holder in connection with any such registration; and will reimburse the Company, such holders of Registrable Shares, directors, officers, partners, persons, underwriters or control persons for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) relating to such holder is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Shares and stated to be specifically for use therein; provided, however, that such indemnification obligations shall not apply if the Company modifies or changes to a material extent written information furnished by such holder; provided, further, that the obligation of any holder of Registrable Shares to indemnify the Company under the provisions of this Section 5(b) shall be limited to the product of the number of Registrable Shares being sold by the selling holder and the market price of the Common Stock on the date of the sale to the public of these Registrable Shares.

                (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

           6.   Information By Holder of Registrable Shares. Each holder of
                -------------------------------------------
Registrable Shares shall furnish to the Company such information regarding such holder of Registrable Shares and the distribution proposed by such holder of Registrable Shares as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

                              Page 40 of 58 Pages

                        Golf-Technology Holding , Inc.
                    13000 Sawgrass Village Circle, Suite 30
                       Ponte Vedra Beach, Florida 32082
August 28, 1997

To the Recipients of the
Subscription Agreement
Relating to the Offering
of Units of Golf-Technology Holding , Inc. (the "Company")

Re: Amendment No.1 to the Subscription Agreement dated August 20, 1997 - Risk Factors.
     -------------------------------------------------------------------------

Dear Recipient:

           Please be advised that on August 22, 1997, the NASDAQ Stock Market, Inc. ("Nasdaq") announced that the Securities and Exchange Commission approved certain changes to the rules governing The Nasdaq SmallCap Market. Certain shares the Company's Common Stock trade on the Nasdaq SmallCap Market, as set forth in Part II of the Company's December 31, 1996 Form 10-KSB which is one of the "Public Documents" attached to the Subscription Agreement as Exhibit C.
                                                                 ---------

           As part of those rule changes, various new Nasdaq corporate governance requirements will now apply to the Company in common with all other companies listed on the Nasdaq SmallCap Market. One of those new requirements would mandate that this Offering be approved by the Company's shareholders. Under the provisions of the Company's By-Laws, the Offering would need to be approved by the holders of 50% of the Company's voting stock.. The Company is presently preparing a proxy to be submitted to the Company's shareholders.

           Although the Company anticipates that the Offering is in the best interests of the Company and will be approved by the shareholders, there can be no assurance that such approval will be obtained. If such approval by the shareholders is not obtained, such failure may have an adverse affect upon the market for the Company's shares, including the possible removal of the listing of the Company's shares from the Nasdaq SmallCap Market.

           In all other respects, the Subscription Agreement is not amended, modified or changed in any way.

I have read and understand this amendment      GOLF-TECHNOLOGY HOLDING, INC.



                                                    /s/ Harold E. Hutchins
---------------------------------              ---------------------------------
Subscriber                                              Harold E. Hutchins
                                                        President

                              Page 41 of 58 Pages

                         Golf-Technology Holding , Inc.
                     13000 Sawgrass Village Circle, Suite 30
                        Ponte Vedra Beach, Florida 32082

September 19, 1997

To the Recipients of the
Subscription Agreement
Relating to the Offering
of Units of Golf Technology Holding, Inc. (the "Company")

Re: Amendment No. 2 to the Subscription Agreement dated August 20, 1997 - Risk Factors and Registration Rights.

Dear Recipient:

           As we had previously advised you by letter dated August 29, 1997, Nasdaq had recently adopted certain rule changes applicable to the Company which would require the approval of the Offering by the Company's shareholders. We have been further advised by the Nasdaq Office of the General Counsel, however, that the final version these rule changes will not take effect until six (6) months after their adoption, or January 22, 1998. Therefore, assuming that the Offering is completed prior to January 22, 1998 (which is a date after the Termination Date of the Offering), then no approval by the Company's shareholders would be required.

           Also, due to an oversight, we regret to inform you that certain demand registration rights for the shares of Common Stock and Warrants comprising each Unit were unintentionally omitted from the statement of Registration Rights that is attached to the Subscription Agreement as Exhibit "D". Please be advised, therefore, that the statement of Registration Rights is amended so that the following is added to end of Paragraph 2(a) thereof so as to correct this omission and add those demand registration rights:

           In addition to the filing of a Company Initiated Registration Statement, for a period of five (5) years from the date upon which the Company issues shares of Registrable Shares pursuant to the Agreement, on one occasion, upon the written demand or demands of the holders representing, in the aggregate, a majority of the Registrable Shares so issued, to promptly, and as soon as is practicable, register the Registrable Shares at the sole cost and expense of the Company (such registration statement being hereinafter called a "Holder Initiated Registration Statement"). Upon receipt of such written demand from a majority of said holders, the Company shall (i) cause such Holder Initiated Registration Statement to be filed to cover all Registrable Shares which are the subject of and included within the demand, and (ii) cause such Holder Initiated Registration Statement to become effective as soon as is practicable and to remain effective and current for a period of one hundred eighty (180) days, and (iii) take all other action necessary under federal or state law or regulation of any governmental body to permit all Registrable Shares to be covered by the Holder Initiated Registration Statement to be sold or otherwise disposed of and will maintain such compliance with each such federal and state law

                              Page 42 of 58 Pages

To the Recipients of the
Subscription Agreement
Relating to the Offering
of Units of Golf Technology Holding, Inc.
September 19, 1997
Page 2


           and regulation of any governmental body for the period that such registration statement remains effective (such period being a minimum of one hundred eighty (180) days).

           In all other respects, the Subscription Agreement is not amended, modified or changed in any way.


                                              Very truly yours,

                                              GOLF TECHNOLOGY HOLDING, INC.



                                              By:   /s/ Harold E. Hutchins
                                                 -------------------------------
                                                    Harold E. Hutchins
                                                    President

                              Page 43 of 58 Pages